Exhibit 99.1

NEWS RELEASE

NEW SAMPLE RESULTS EXPAND AREA OF INTEREST AT MERCER GOLD'S
GUAYABALES GOLD PROJECT, COLOMBIA
Bonanza Silver Vein assays: 1 meter @ 57.3 ounce per tonne

DENVER, August 3 /PRNewswire-FirstCall/ -- Mercer Gold Corporation ("Mercer Gold" or the "Company") (OTCBB: MRGP, Frankfurt AN4) announces additional surface sampling results from its recently completed mapping and sampling at the Guayabales Gold Project, located in the Marmato Gold District of Colombia.

Mercer Gold had previously announced results from 63 surface samples taken in the course of 1:5000 scale mapping of the surface at the Guayabales Gold Project. Results have been received for the final 18 samples with 4 samples being of special interest. Assay results ranged from 0.02 to 2.39 g/t for gold and <0.2 to 1782 g/t for silver. Samples GB 64, 76, 77 and 78 all reported gold assay values in excess of 1 g/tonne. Sample GB77 also reported in excess of 50 ounces of silver per tonne (57.3 oz/ton).

"These results are encouraging considering they are from various parts of the property that were unexplored. I'm looking forward to seeing the results from our geochem program that ran across the entire property at 100-meter spacing. All of this work is in anticipation of a 5,000 meter drill program tentatively scheduled to begin October 15th, 2010", says Rahim Jivraj, President.

Sample Number	UTM_E	UTM_N	Sample Type	Width (m)	Gold g/t	Silver g/t
GB064-S	1161655	1099315	channel	1	1.029	8.5
GB065-S	1161515	1099300	channel	1	0.049	0.3
GB066-S	1161614	1098842	channel	1	0.051	<0.2
GB067-S	1161648	1098719	channel	1	0.053	<0.2
GB068-S	1161937	1098304	channel	1	0.027	<0.2
GB069-S	1161916	1098279	channel	1	0.22	0.3
GB070-S	1161918	1098467	channel	1	0.073	<0.2
GB071-S	1162150	1098992	Grab	-	0.144	1.7
GB072-S	1162451	1098815	channel	1	0.037	0.2
GB073-S	1162545	1098785	channel	1	0.092	0.7
GB074-S	1162672	1098726	Grab	-	0.154	5.6
GB075-S	1162785	1098743	Grab	-	0.159	11.5
GB076-S	1161200	1099285	channel	2	1.231	0.2
GB077-S	1161945	1098545	channel	1	2.393	1782
GB078-S	1161188	1098900	select		1.211	5.5
GB079-S	1161165	1098673	channel	1	0.018	0.8
GB080-S	1161164	1098665	channel	1	0.021	2
GB081-S	1161133	1098683	select		0.019	<0.2

All 4 of these samples locations lie between 500 and 1000 meters west of and well outside the previously defined areas of interest on the east side of the property. The extreme lack of outcrop due to soil cover makes it impossible to determine the extent of mineralized zones indicated by these samples. Systematic soil sampling, now in progress, is expected to provide additional information in these areas lacking bedrock outcrops.

SOIL SAMPLING: A soil sampling program covering the entire property at sample spacing of 100 x 100 meters is underway at the Guayabales Gold Project. The sample collection program is more than 50% complete. 125 samples have been delivered to the laboratory and the remaining samples will be delivered at the completion of the program.

PLANNED PROGRAM: In the coming weeks, activities will include detailed geological mapping, and follow-up rock chip and channel sampling and the channel sampling within the identified areas of interest within the property. Mercer Gold plans to commence a 5,000-meter drill program at the Guayabales project in mid-October.

Comments on Sampling, Assaying, and QA/QC: Mercer's geochemical samples were collected in accordance with accepted industry standards and procedures. The samples were submitted to the ISO 9001:2000 accredited SGS Laboratories in Medellin, Colombia for analysis: gold was analyzed by fire assay with an AAS finish, and multi-element analyses were determined by ICP MS/AAS techniques. Mercer conducts routine QA/QC analyses and analysis of all assay results, including the systematic utilization of internal duplicate samples, blanks samples and certified reference materials.

About Mercer Gold Corporation

Mercer Gold Corporation is focused on gold exploration and resource definition in Colombia. The Company acquired the prospective Guayabales Project, located in the Marmato Gold District, Department of Caldas in 2010. Mercer is exploring the Guayabales property and is seeking to acquire additional prospective gold properties in Colombia.

The Company's Chief Geologist, Keith A. Laskowski, MSc., is a Qualified Person for the purposes of National Instrument 43-101 Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators. He has reviewed and verified the technical information contained in this news release.

IMPORTANT CAUTIONARY NOTE REGARDING CANADIAN DISCLOSURE STANDARDS

The Company is an "OTC Reporting Issuer" under BC Instrument 51-509, Issuers Quoted in the U.S. Over-the-Counter Markets, promulgated by the British Columbia Securities Commission. Accordingly, certain disclosure in this news release or other disclosure provided by the Company has been prepared in accordance with the requirements of securities laws in effect in Canada, which differ from the requirements of United States securities laws. In Canada, an issuer is required to provide technical information with respect to mineralization, including reserves and resources, if any, on its mineral exploration properties in accordance with Canadian requirements, which differ significantly from the requirements of the United States Securities and Exchange Commission (the "SEC") applicable to registration statements and reports filed by United States companies pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. As such, information contained in this news release or other disclosure provided by the Company concerning descriptions of mineralization under Canadian standards may not be comparable to similar information made public by United States companies subject to the reporting and disclosure requirements of the SEC. This news release or other disclosure provided by the Company may use the terms "measured mineral resources", "indicated mineral resources" and "inferred mineral resources". While these terms are recognized and required by Canadian regulations (under National Instrument 43-101, Standards of Disclosure for Mineral Projects), the SEC does not recognize them. United States investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted to reserves. In addition, "inferred resources" have a great amount of uncertainty as to their existence and economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian securities legislation, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, or economic studies, except in rare cases. U.S. investors are cautioned not to assume that part or all of an inferred resource exists, or is economically or legally mineable.

For further information see: www.mercergoldcorp.com

Symbol: OTCBB - MRGP; Frankfurt AN4, WKN NO. A0MUN4.

Contact:        Investor Relations (USA)
                      Tel. 1- 303-235-8099
                      info@mercergoldcorp.com

Safe Harbor Statement

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS". STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE INCLUDE STATEMENTS RELATING TO THE COMPANY'S PLANS WITH RESPECT TO ITS EXPLORATION PROGRAM ON THE GUAYABALES PROPERTY, SUCH AS THOSE RELATING TO ITS INTENTION TO UNDERTAKE DETAILED GEOLOGICAL MAPPING, FOLLOW-UP ROCK CHIP AND CHANNEL SAMPLING, CHANNEL SAMPLING WITHIN THE IDENTIFIED AREAS OF INTEREST, AND THE PROPOSED 5,000 METER DRILL PROGRAM AT THE PROJECT IN MID-OCTOBER. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. NONE OF FINRA, THE SEC NOR THE BRITISH COLUMBIA SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

1160500
1161000
1161500
1162000
1162500
1163000
1163500
1164000
1164500
1100000
1099500
1099000
1098500
1098000
Portada Zone
Mill Zone
NE Zone
Cruzada Zone
Encanto Zone
GB-076-S 1.231
GB-065-S 0.049
GB-064-S 1.029
GB-078-S 1.211
GB-071-S 0.144
GB-066-S 0.051
GB-072-S 0.037
GB-067-S 0.053
GB-075-S 0.159
GB-073-S 0.092
GB-081-S 0.019
GB-079-S 0.018
GB-074-S 0.154
GB-080-S 0.021
GB-077-S 2.393
GB-070-S 0.073
GB-068-S 0.027
GB-069-S 0.22
N
S
W
E
Legend
Licencia CMC database
Rock Samples 64 to 81
AU__PPM_
0.02 - 0.40
0.41 - 0.70
0.71 - 1.00
1.01 - 2.39
Mineralized Zones
Initial Zones
New Zones
0 150 300 600
Meters

1:15,000

Datum: Colombia_West_Zone; UTM projection

Rock samples map

18 surface rock samples

Update at 25 of July 2010

...\MercerGold\Guayabales\GIS-Projects\Project Maps\15000-A4\Guayabales_sample_points area Rocks 15000 26-07-2010.mxd

MERCER GOLD CORPORATION